                                    EXHIBIT N

                           Silverman Option Agreements

                                OPTION AGREEMENT

       OPTION AGREEMENT, dated November 17, 1999 (this "Agreement"), by and between Jeffrey S. Silverman (the "Optionholder") and Robert S. Trump (the "Shareholder").

                                   WITNESSETH

              The Optionholder and the Shareholder are each party to a Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"; capitalized terms used but not defined herein have the meanings set forth in the Purchase Agreement), providing for, among other things, the Optionholder's acquisition of 500,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), of Financial Performance Corporation, a New York corporation (the "Company").

              As a condition and inducement to the Optionholder's willingness to enter into the Purchase Agreement, the Optionholder has requested that the Shareholder agree, and the Shareholder has agreed, to grant the Optionholder the Option (as defined below).

              NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter contained, the parties hereto, intending to be legally bound, hereby agree as follows:

              1.     Grant of Option.

              (a) Subject to and upon the terms and conditions set forth in this Agreement, the Shareholder hereby grants an irrevocable option (the "Option") to the Optionholder to purchase up to 500,000 shares (the "Shares") of Common Stock of the Company owned, beneficially and of record, by the Shareholder, at a purchase price of $.8125 per Share.

              (b) The Option may be partially exercised from time to time in denominations of 50,000 shares or more in any one instance. The Option may not be exercised in part more than six times in a calendar year.

              (c) The Option shall expire and cease to be exercisable two years after the date of this Agreement (November 17, 2001) (the "Termination Date").

              2.     Method of Exercise. (a)    The Option or any part thereof
may be exercised by the giving of a written notice to the Shareholder (each an "Exercise Notice") executed by or on behalf of the Optionholder, to the Shareholder at the address set forth in Section 5.4 of the Purchase Agreement, which Exercise Notice shall state the election to exercise the Option, the number of whole Shares with respect to which the Option is being exercised and the place (in New York City) and date for the closing of the purchase; provided that such date shall be not earlier than three business days nor later than fifteen business days from the date such notice is given, and provided, further, that if such purchase cannot be consummated during such fifteen business day period due to any law or regulation, the date for the closing of such purchase shall be within five business days following the cessation of such restriction on consummation.

              3.     Payment and Delivery of Shares. At any closing hereunder,
(a) the Optionholder shall pay the aggregate purchase price for the Shares to be purchased, which shall be payable by bank check or by wire transfer to an account designated by Trump, and (b) the Shareholder shall deliver to the Optionholder (i) a certificate or certificates representing the Shares so purchased registered in the name of the Optionholder or his designee or (ii) a certificate or certificates representing the Shares so purchased duly endorsed in blank for transfer or accompanied by appropriate stock powers duly executed in blank. If any of the Shares shall be held by Trump in a brokerage account, Trump may deliver to the brokerage firm in which such Shares are held, written notice to transfer record and beneficial ownership of the Shares purchased by the Optionholder to the brokerage account of the Optionholder. The Optionholder shall designate his brokerage account together with the Exercise Notice. The Optionholder shall reasonably cooperate with Trump and shall take reasonable actions requested by Trump to effectuate such transfer of ownership. However it shall be solely Trump's obligation to effectuate such transfer of ownership.

              4.     Representations and Warranties of the Shareholder.

              (a) The representations and warranties of the Shareholder contained in Section 3 of the Purchase Agreement are hereby incorporated by reference herein in full with the same force and effect as though expressly made as part of this Agreement.

              (b) Prior to the Termination Date, the Shareholder will not take, and will not permit anyone else to take, any action which might have the effect of preventing or disabling the Shareholder from delivering the Shares (free and clear of any liens, claims, security interests, or encumbrances whatsoever) to the Optionholder upon exercise of the Option or from otherwise performing its obligations under this Agreement.

              4A.    Representations and Warranties of the Optionholder. The
representations and warranties of the Optionholder contained in Section 5 of the Purchase Agreement are hereby incorporated by reference herein in full with the same force and effect as though expressly made as part of this Agreement.

              5.     Adjustments. (a)    In case the Company shall at any time
after the date of this Agreement (i) declare a dividend or make a distribution on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock; (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), or take any action similar to (i) through (iv), then the number and kind of shares of capital stock purchasable upon exercise of the Option immediately after the happening of such event shall be adjusted so that, after giving effect to such adjustment, the Optionholder shall be entitled to receive the number and kind of shares of capital stock upon exercise that such holder would have owned or been entitled to receive had such Option been exercised immediately prior to the happening of the events described above (or in the case of clause (i) above, immediately prior to the record date therefor). An adjustment made pursuant to this Section 5(a) shall become effective immediately after the effective date, retroactive to the record date therefor in the case of clause (i) above, and shall become effective immediately after the effective date in the case of clauses (ii), (iii) or (iv) above.

              (b) In case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Shares issuable upon exercise of the Option) or in case of the sale, transfer or other disposition of all or substantially all of the assets of the Company, then the Optionholder shall be entitled to receive upon exercise of the Option such number of shares of capital stock or other securities or property upon, or as a result of, such transaction that the Optionholder would have been entitled to receive had the Option been exercised immediately prior to such transaction.

              6. Specific Performance. The Shareholder acknowledges and agrees that the breach or threatened breach of this Agreement would cause irreparable damage to the Optionholder and that the Optionholder will not have an adequate remedy at law. Accordingly, the Shareholder expressly acknowledges that the Optionholder shall be entitled to specific performance, injunctive relief or any other equitable remedy against the Shareholder, in the event of any breach or threatened breach of any provision of this Agreement by the Shareholder. The rights and remedies of the parties hereto are cumulative and shall not be exclusive, and each such party shall be entitled to pursue all legal and equitable rights and remedies and to secure performance of the obligations and duties of the other under this Agreement, and the enforcement of one or more of such rights and remedies by a party shall in no way preclude such party from pursuing, at the same time or subsequently, any and all other rights and remedies available to it.

              7. Further Assurances. The Shareholder and the Optionholder each agree to execute and deliver such other reasonable documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

              8. Submission to Jurisdiction; Waiver of Jury Trial; and Consent to Service of Process.

              (a) The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby or by the other Transaction Documents and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

              (b) THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

              9. Entire Agreement; Amendments and Waivers. This Agreement, together with the other Transaction Documents, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the parties hereto. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

              10. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the principles of conflict of laws thereunder.

              11. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered in the manner and at the addresses set forth in Section 5.4 of the Purchase Agreement.

              12. Severability. If any term, provision, covenant or condition of this Agreement or part thereof, or the application thereof to any Person, place or circumstance shall be held to be invalid, unenforceable or void by a court of competent jurisdiction, the remainder of this Agreement and such term, provision, covenant or condition shall remain in full force and effect, and any such invalid, unenforceable or void term, provision, covenant or condition shall be deemed, without further action on the part of the parties hereto, modified, amended and limited, and the court shall have the power to modify, amend, and limit such term, provision, covenant or condition, to the extent necessary to render the same and the remainder of this Agreement valid, enforceable and lawful.

              13. Binding Effect, Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights or any other rights of any kind in any Person or entity not a party to this Agreement except as provided below. No assignment of this Agreement or of any rights or obligations hereunder may be made by the Shareholder (by operation of law or otherwise) without the prior written consent of the Optionholder and any attempted assignment without such required consent shall be void. The Optionholder may assign this Agreement and any or all rights and obligations hereunder, in whole or in part, to any Affiliate of the Optionholder or any purchaser of the Option, whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise (any such Affiliate or purchaser, a "Successor"). Upon any such permitted purchase or succession the references in this Agreement to the Optionholder shall also apply to any Successor unless the context otherwise requires.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                                           /s/ ROBERT S. TRUMP
                                           ----------------------------
                                           Robert S. Trump


                                           /s/ JEFFREY S. SILVERMAN
                                           ----------------------------
                                           Jeffrey S. Silverman

                                OPTION AGREEMENT

       OPTION AGREEMENT, dated November 17, 1999 (this "Agreement"), by and between Jeffrey S. Silverman (the "Optionholder") and Robert S. Trump (the "Shareholder").

                                   WITNESSETH

              The Optionholder and the Shareholder are each party to a Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"; capitalized terms used but not defined herein have the meanings set forth in the Purchase Agreement), providing for, among other things, the Optionholder's acquisition of 500,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), of Financial Performance Corporation, a New York corporation (the "Company").

              As a condition and inducement to the Optionholder's willingness to enter into the Purchase Agreement, the Optionholder has requested that the Shareholder agree, and the Shareholder has agreed, to grant the Optionholder the Option (as defined below).

              NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter contained, the parties hereto, intending to be legally bound, hereby agree as follows:

              1.     Grant of Option.

              (a) Subject to and upon the terms and conditions set forth in this Agreement, the Shareholder hereby grants an irrevocable option (the "Option") to the Optionholder to purchase up to 500,000 shares (the "Shares") of Common Stock of the Company owned, beneficially and of record, by the Shareholder, at a purchase price of $1.3125 per Share.

              (b) The Option may be partially exercised from time to time in denominations of 50,000 shares or more in any one instance. The Option may not be exercised in part more than six times in a calendar year.

              (c) The Option shall expire and cease to be exercisable three years after the date of this Agreement (November 17, 2002) (the "Termination Date").

              2.     Method of Exercise. (a)    The Option or any part thereof
may be exercised by the giving of a written notice to the Shareholder (each an "Exercise Notice") executed by or on behalf of the Optionholder, to the Shareholder at the address set forth in Section 5.4 of the Purchase Agreement, which Exercise Notice shall state the election to exercise the Option, the number of whole Shares with respect to which the Option is being exercised and the place (in New York City) and date for the closing of the purchase; provided that such date shall be not earlier than three business days nor later than fifteen business days from the date such notice is given, and provided, further, that if such purchase cannot be consummated during such fifteen business day period due to any law or regulation, the date for the closing of such purchase shall be within five business days following the cessation of such restriction on consummation.

              3.     Payment and Delivery of Shares. At any closing hereunder,
(a) the Optionholder shall pay the aggregate purchase price for the Shares to be purchased, which shall be payable by bank check or by wire transfer to an account designated by Trump, and (b) the Shareholder shall deliver to the Optionholder (i) a certificate or certificates representing the Shares so purchased registered in the name of the Optionholder or his designee or (ii) a certificate or certificates representing the Shares so purchased duly endorsed in blank for transfer or accompanied by appropriate stock powers duly executed in blank. If any of the Shares shall be held by Trump in a brokerage account, Trump may deliver to the brokerage firm in which such Shares are held, written notice to transfer record and beneficial ownership of the Shares purchased by the Optionholder to the brokerage account of the Optionholder. The Optionholder shall designate his brokerage account together with the Exercise Notice. The Optionholder shall reasonably cooperate with Trump and shall take reasonable actions requested by Trump to effectuate such transfer of ownership. However it shall be solely Trump's obligation to effectuate such transfer of ownership.

              4.     Representations and Warranties of the Shareholder.

              (a) The representations and warranties of the Shareholder contained in Section 3 of the Purchase Agreement are hereby incorporated by reference herein in full with the same force and effect as though expressly made as part of this Agreement.

              (b) Prior to the Termination Date, the Shareholder will not take, and will not permit anyone else to take, any action which might have the effect of preventing or disabling the Shareholder from delivering the Shares (free and clear of any liens, claims, security interests, or encumbrances whatsoever) to the Optionholder upon exercise of the Option or from otherwise performing its obligations under this Agreement.

              4A.    Representations and Warranties of the Optionholder. The
representations and warranties of the Optionholder contained in Section 5 of the Purchase Agreement are hereby incorporated by reference herein in full with the same force and effect as though expressly made as part of this Agreement.

              5.     Adjustments. (a)    In case the Company shall at any time
after the date of this Agreement (i) declare a dividend or make a distribution on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock; (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), or take any action similar to (i) through (iv), then the number and kind of shares of capital stock purchasable upon exercise of the Option immediately after the happening of such event shall be adjusted so that, after giving effect to such adjustment, the Optionholder shall be entitled to receive the number and kind of shares of capital stock upon exercise that such holder would have owned or been entitled to receive had such Option been exercised immediately prior to the happening of the events described above (or in the case of clause (i) above, immediately prior to the record date therefor). An adjustment made pursuant to this Section 5(a) shall become effective immediately after the effective date, retroactive to the record date therefor in the case of clause (i) above, and shall become effective immediately after the effective date in the case of clauses (ii), (iii) or (iv) above.

              (b) In case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Shares issuable upon exercise of the Option) or in case of the sale, transfer or other disposition of all or substantially all of the assets of the Company, then the Optionholder shall be entitled to receive upon exercise of the Option such number of shares of capital stock or other securities or property upon, or as a result of, such transaction that the Optionholder would have been entitled to receive had the Option been exercised immediately prior to such transaction.

              6. Specific Performance. The Shareholder acknowledges and agrees that the breach or threatened breach of this Agreement would cause irreparable damage to the Optionholder and that the Optionholder will not have an adequate remedy at law. Accordingly, the Shareholder expressly acknowledges that the Optionholder shall be entitled to specific performance, injunctive relief or any other equitable remedy against the Shareholder, in the event of any breach or threatened breach of any provision of this Agreement by the Shareholder. The rights and remedies of the parties hereto are cumulative and shall not be exclusive, and each such party shall be entitled to pursue all legal and equitable rights and remedies and to secure performance of the obligations and duties of the other under this Agreement, and the enforcement of one or more of such rights and remedies by a party shall in no way preclude such party from pursuing, at the same time or subsequently, any and all other rights and remedies available to it.

              7. Further Assurances. The Shareholder and the Optionholder each agree to execute and deliver such other reasonable documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

              8. Submission to Jurisdiction; Waiver of Jury Trial; and Consent to Service of Process.

              (a) The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby or by the other Transaction Documents and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

              (b) THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

              9. Entire Agreement; Amendments and Waivers. This Agreement, together with the other Transaction Documents, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the parties hereto. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

              10. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the principles of conflict of laws thereunder.

              11. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered in the manner and at the addresses set forth in Section 5.4 of the Purchase Agreement.

              12. Severability. If any term, provision, covenant or condition of this Agreement or part thereof, or the application thereof to any Person, place or circumstance shall be held to be invalid, unenforceable or void by a court of competent jurisdiction, the remainder of this Agreement and such term, provision, covenant or condition shall remain in full force and effect, and any such invalid, unenforceable or void term, provision, covenant or condition shall be deemed, without further action on the part of the parties hereto, modified, amended and limited, and the court shall have the power to modify, amend, and limit such term, provision, covenant or condition, to the extent necessary to render the same and the remainder of this Agreement valid, enforceable and lawful.

              13. Binding Effect, Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights or any other rights of any kind in any Person or entity not a party to this Agreement except as provided below. No assignment of this Agreement or of any rights or obligations hereunder may be made by the Shareholder (by operation of law or otherwise) without the prior written consent of the Optionholder and any attempted assignment without such required consent shall be void. The Optionholder may assign this Agreement and any or all rights and obligations hereunder, in whole or in part, to any Affiliate of the Optionholder or any purchaser of the Option, whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise (any such Affiliate or purchaser, a "Successor"). Upon any such permitted purchase or succession the references in this Agreement to the Optionholder shall also apply to any Successor unless the context otherwise requires.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                                           /s/ ROBERT S. TRUMP
                                           ----------------------------
                                           Robert S. Trump


                                           /s/ JEFFREY S. SILVERMAN
                                           ----------------------------
                                           Jeffrey S. Silverman

                                OPTION AGREEMENT

       OPTION AGREEMENT, dated November 17, 1999 (this "Agreement"), by and between Jeffrey S. Silverman (the "Optionholder") and Robert S. Trump (the "Shareholder").

                                   WITNESSETH

              The Optionholder and the Shareholder are each party to a Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"; capitalized terms used but not defined herein have the meanings set forth in the Purchase Agreement), providing for, among other things, the Optionholder's acquisition of 250,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), of Financial Performance Corporation, a New York corporation (the "Company").

              As a condition and inducement to the Optionholder's willingness to enter into the Purchase Agreement, the Optionholder has requested that the Shareholder agree, and the Shareholder has agreed, to grant the Optionholder the Option (as defined below).

              NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter contained, the parties hereto, intending to be legally bound, hereby agree as follows:

              1.     Grant of Option.

              (a) Subject to and upon the terms and conditions set forth in this Agreement, the Shareholder hereby grants an irrevocable option (the "Option") to the Optionholder to purchase up to 250,000 shares (the "Shares") of Common Stock of the Company owned, beneficially and of record, by the Shareholder, at a purchase price of $5.00 per Share.

              (b) The Option may be partially exercised from time to time in denominations of 50,000 shares or more in any one instance. The Option may not be exercised in part more than six times in a calendar year.

              (c) The Option shall expire and cease to be exercisable three years after the date of this Agreement (November 17, 2002) (the "Termination Date").

              2.     Method of Exercise. (a)    The Option or any part thereof
may be exercised by the giving of a written notice to the Shareholder (each an "Exercise Notice") executed by or on behalf of the Optionholder, to the Shareholder at the address set forth in Section 5.4 of the Purchase Agreement, which Exercise Notice shall state the election to exercise the Option, the number of whole Shares with respect to which the Option is being exercised and the place (in New York City) and date for the closing of the purchase; provided that such date shall be not earlier than three business days nor later than fifteen business days from the date such notice is given, and provided, further, that if such purchase cannot be consummated during such fifteen business day period due to any law or regulation, the date for the closing of such purchase shall be within five business days following the cessation of such restriction on consummation.

              3.     Payment and Delivery of Shares. At any closing hereunder,
(a) the Optionholder shall pay the aggregate purchase price for the Shares to be purchased, which shall be payable by bank check or by wire transfer to an account designated by Trump, and (b) the Shareholder shall deliver to the Optionholder (i) a certificate or certificates representing the Shares so purchased registered in the name of the Optionholder or his designee or (ii) a certificate or certificates representing the Shares so purchased duly endorsed in blank for transfer or accompanied by appropriate stock powers duly executed in blank. If any of the Shares shall be held by Trump in a brokerage account, Trump may deliver to the brokerage firm in which such Shares are held, written notice to transfer record and beneficial ownership of the Shares purchased by the Optionholder to the brokerage account of the Optionholder. The Optionholder shall designate his brokerage account together with the Exercise Notice. The Optionholder shall reasonably cooperate with Trump and shall take reasonable actions requested by Trump to effectuate such transfer of ownership. However it shall be solely Trump's obligation to effectuate such transfer of ownership.

              4.     Representations and Warranties of the Shareholder.

              (a) The representations and warranties of the Shareholder contained in Section 3 of the Purchase Agreement are hereby incorporated by reference herein in full with the same force and effect as though expressly made as part of this Agreement.

              (b) Prior to the Termination Date, the Shareholder will not take, and will not permit anyone else to take, any action which might have the effect of preventing or disabling the Shareholder from delivering the Shares (free and clear of any liens, claims, security interests, or encumbrances whatsoever) to the Optionholder upon exercise of the Option or from otherwise performing its obligations under this Agreement.

              4A.    Representations and Warranties of the Optionholder. The
representations and warranties of the Optionholder contained in Section 5 of the Purchase Agreement are hereby incorporated by reference herein in full with the same force and effect as though expressly made as part of this Agreement.

              5.     Adjustments. (a)    In case the Company shall at any time
after the date of this Agreement (i) declare a dividend or make a distribution on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock; (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), or take any action similar to (i) through (iv), then the number and kind of shares of capital stock purchasable upon exercise of the Option immediately after the happening of such event shall be adjusted so that, after giving effect to such adjustment, the Optionholder shall be entitled to receive the number and kind of shares of capital stock upon exercise that such holder would have owned or been entitled to receive had such Option been exercised immediately prior to the happening of the events described above (or in the case of clause (i) above, immediately prior to the record date therefor). An adjustment made pursuant to this Section 5(a) shall become effective immediately after the effective date, retroactive to the record date therefor in the case of clause (i) above, and shall become effective immediately after the effective date in the case of clauses (ii), (iii) or (iv) above.

              (b) In case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Shares issuable upon exercise of the Option) or in case of the sale, transfer or other disposition of all or substantially all of the assets of the Company, then the Optionholder shall be entitled to receive upon exercise of the Option such number of shares of capital stock or other securities or property upon, or as a result of, such transaction that the Optionholder would have been entitled to receive had the Option been exercised immediately prior to such transaction.

              6. Specific Performance. The Shareholder acknowledges and agrees that the breach or threatened breach of this Agreement would cause irreparable damage to the Optionholder and that the Optionholder will not have an adequate remedy at law. Accordingly, the Shareholder expressly acknowledges that the Optionholder shall be entitled to specific performance, injunctive relief or any other equitable remedy against the Shareholder, in the event of any breach or threatened breach of any provision of this Agreement by the Shareholder. The rights and remedies of the parties hereto are cumulative and shall not be exclusive, and each such party shall be entitled to pursue all legal and equitable rights and remedies and to secure performance of the obligations and duties of the other under this Agreement, and the enforcement of one or more of such rights and remedies by a party shall in no way preclude such party from pursuing, at the same time or subsequently, any and all other rights and remedies available to it.

              7. Further Assurances. The Shareholder and the Optionholder each agree to execute and deliver such other reasonable documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

              8. Submission to Jurisdiction; Waiver of Jury Trial; and Consent to Service of Process.

              (a) The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby or by the other Transaction Documents and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

              (b) THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

              9. Entire Agreement; Amendments and Waivers. This Agreement, together with the other Transaction Documents, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the parties hereto. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

              10. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the principles of conflict of laws thereunder.

              11. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered in the manner and at the addresses set forth in Section 5.4 of the Purchase Agreement.

              12. Severability. If any term, provision, covenant or condition of this Agreement or part thereof, or the application thereof to any Person, place or circumstance shall be held to be invalid, unenforceable or void by a court of competent jurisdiction, the remainder of this Agreement and such term, provision, covenant or condition shall remain in full force and effect, and any such invalid, unenforceable or void term, provision, covenant or condition shall be deemed, without further action on the part of the parties hereto, modified, amended and limited, and the court shall have the power to modify, amend, and limit such term, provision, covenant or condition, to the extent necessary to render the same and the remainder of this Agreement valid, enforceable and lawful.

              13. Binding Effect, Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights or any other rights of any kind in any Person or entity not a party to this Agreement except as provided below. No assignment of this Agreement or of any rights or obligations hereunder may be made by the Shareholder (by operation of law or otherwise) without the prior written consent of the Optionholder and any attempted assignment without such required consent shall be void. The Optionholder may assign this Agreement and any or all rights and obligations hereunder, in whole or in part, to any Affiliate of the Optionholder or any purchaser of the Option, whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise (any such Affiliate or purchaser, a "Successor"). Upon any such permitted purchase or succession the references in this Agreement to the Optionholder shall also apply to any Successor unless the context otherwise requires.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                                           /s/ ROBERT S. TRUMP
                                           ----------------------------
                                           Robert S. Trump


                                           /s/ JEFFREY S. SILVERMAN
                                           ----------------------------
                                           Jeffrey S. Silverman